UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04739

                                 The Zweig Fund, Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                                         Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Zweig Fund, Inc.

Semiannual Report

June 30, 2016

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to pay 10% (the rate was 6% through March 31, 2016) of the Fund’s net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular quarterly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund estimates it distributed more than its income and net realized capital gains in the fiscal year to date (See Note 12 in Notes to Financial Statements.) Shareholders should note, however, that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2016 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Zweig funds is available at www.Virtus.com. Section 19(a) notices are posted on the website at: http://www.virtus.com/our-products/closed-end-fund-details/ZF.

MESSAGE TO SHAREHOLDERS

Dear Fellow Zweig Fund Shareholder:

I am pleased to share with you the manager’s semiannual report for The Zweig Fund, Inc. that discusses performance for the six months ended June 30, 2016. The report contains commentary from the portfolio management team at Zweig Advisers LLC on the performance of the markets and the portfolio during this period. The commentary also discusses the contribution of the options overlay strategy that was implemented in April. The results of the annual meeting of shareholders that was held on June 10, 2016 and the tender offer that concluded on May 26, 2016 are also included in the report.

For the six months ended June 30, 2016, the Fund’s NAV decreased 1.01%, including $0.362 in reinvested distributions. During the same period, the S&P 500® Index, which serves as the Fund’s benchmark, increased 3.84%, including reinvested dividends. During the six-month period, the Fund’s average allocation was approximately 96% in equities and 4% in cash.

On behalf of Zweig Advisers’ investment professionals, I thank you for entrusting your assets to us. Should you have any questions or require support, our customer service team is ready to assist you at 1-800-272-2700 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chairman and Chief Executive Officer

The Zweig Fund, Inc.

August 2016

For information regarding the indexes cited and key investment terms used in this report see page 9.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW

JUNE 30, 2016 (Unaudited)

Dear Shareholders:

The tug-of-war between the bulls and bears tormented global equity markets during the first half of 2016, and the U.S. stock market was hardly immune to this game. The price level of the S&P 500® Index has been gyrating up and down for several quarters, but ended the semi-annual period at about where it was back in December of 2014. While the market has experienced several rapid swoons and sharp recoveries in the last year and a half, the net of it all amounts to a virtually unchanged price level in the Index. The United Kingdom’s “Brexit” vote at the end of June sent the market into a temporary tailspin, only to quickly recover and make new all-time highs in mid-July. With the U.S. Federal Reserve (the “Fed”) and other world central banks continuing the easy money policy, the bears lack a compelling case for a move lower. Furthermore, bearish sentiment is high, which is not normally a precondition for a significant market decline.

The year opened with the stock market performing in January much as it did in the second half of 2015, only worse. Growth stocks vastly outperformed value stocks, defensive market sectors outstripped cyclicals, and investors seemed to reward only names with strong relative momentum. A brief respite occurred in these phenomena from early February until late April, but the quirky markets returned in May. During the period, stock picking led the Fund to strong outperformance relative to the S&P 500® from early February through April, when it outpaced the Index by about 200 bps. In early May, the Fund lost the ground it had gained due to stock-picking underperformance. June and early July were much kinder to the Fund’s growth-at-a-reasonable-price strategy, and performance improved.

The tactical decision to buy the early-year dip in the price level of the market worked very well from a performance perspective, as the Fund’s equity exposure was high when the S&P 500® rallied from its February low. The market’s strong move was not driven by underlying fundamentals, but by the Fed giving the “all clear” in early February, again refraining from tightening monetary conditions. Muting the move through the end of the first half of the year were that U.S. companies’ first quarter earnings were largely lackluster across industries. Consequently, the market had trouble keeping a bid and rising further. While economic data, both domestically and internationally, gave little reason to be optimistic that companies will find new profits from global growth, the data has also caused market participants to push out rate hike expectations, which has been a good thing for markets recently. The economic picture has improved at the margin, and second quarter earnings reports are coming in better than expected. This has helped push the market higher post the tumult caused by the British vote to leave the European Union.

Of note since the annual shareholder report, the Fund benefited from the options overlay strategy added in early April, from both an income and total return perspective. This strategy seeks to generate additional income through the use of index-based, out-of-the-money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also known), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

During low volatility periods, as experienced for the majority of the year, a range-bound market is an ideal environment for the strategy. This is because the strategy is able to retain all of the premium generated from the options program due to no in-the-money settlements of the short option positions. When the S&P 500® makes large and fast moves that are not priced into the implied volatility of the options market, the strategy can and will take losses. Following the

For information regarding the indexes cited and key investment terms used in this report see page 9.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2016 (Unaudited)

Fund’s adoption of the options overlay strategy, the defining market event was the Brexit vote, and the strategy was able to produce positive trades during the surrounding market volatility. The strategy adjusted to the changing volatility and market environment with the objective of having the same risk and reward level for each set of positions, allowing each of the weekly periods to be successful. From April 20 through June 30, 2016, the strategy performed as expected, generating income within its targeted yield range, and enhancing the Fund’s total return by 1.14% (gross of fees).

The Fund also increased the size of the high-dividend portfolio, which in tandem with the options overlay strategy has produced additional income. Some of the high-dividend names in the portfolio also helped mitigate some of the recent stock-picking performance.

A very contentious presidential race is highly likely. Looking at the path U.S. equity markets have taken in past presidential election years, stock index prices tend to peak in early summer as it becomes clear who the candidates will be, then drift lower until the election is over. With the backdrop of mediocre economic data, a muddled jobs picture, and little to no room for a central bank positive surprise, this playbook of a possible retracement in the market to move somewhat lower seems a reasonable expectation. If it weren’t for the perniciously high bearish sentiment, the Fund might have lower equity exposure. Even though we would normally believe that, at this point in the economic cycle, bad economic data is simply bad for the market, in this continued through-the-looking-glass world, it appears that anything that keeps the Fed from raising rates is still good for stock prices. At least until some other exogenous factor overwhelms the economics of “no Fed action is good for stocks,” the market could continue higher until the general election is in full swing after the Democrat national convention.

Another factor that helped stocks, and which continues to be supportive, is the rapid move up in crude oil prices. The concern that pandemic oil company bankruptcies would result in a 2008-09 style financial panic seemed far-fetched, but the U.S. stock market – and specifically bank stocks – didn’t trade well with plunging oil prices. With WTI crude off its recent move to $50 per barrel, it is interesting to note that the general stock market still trades well. Summer oil demand has been strong and recent earnings of mid-continent producers better than feared, despite last year’s tumbling prices. Overall, the market is taking the recovery in oil as a positive for stocks across the board.

The Fund has a more neutral sector positioning than in many previous periods because of a plethora of economic cross-currents and a lack of clarity on the direction of the economy and the Federal Reserve’s monetary policy. The one area where the Fund holds a notable overweight relative to the S&P 500® is within industrial stocks, where there remains a compelling risk-to-reward price advantage. Some stocks have solid dividends, but are trading well below market price-to-earnings multiples, mainly because investors are cautious about future growth. A year ago, the dollar was making fresh highs and being blamed as a headwind to earnings within the sector. Although the U.K. Brexit vote has caused the dollar to rise again, year-over-year it is at about the same level it was last August. The rise in oil prices also appears to be helping some areas of the industrial sector, as many companies have exposure to the infrastructure and support of energy companies. About 16% of our equity exposure is in the industrial sector.

Exposure to information technology stocks is somewhat lower than at 2015 year-end. Thus far in 2016, tech has been a slight underperforming area of the market, and with many sub-industries struggling in the sector, the Fund has cut its exposure. In addition, as the high-dividend portfolio became a bigger piece of the investment pie, the tech weighting was also reduced.

For information regarding the indexes cited and key investment terms used in this report see page 9.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2016 (Unaudited)

The health care and financial sectors have both struggled thus far on the year, which is a continuation of the price action these groups exhibited in the latter half of 2015. Even though health care spending continues to rise, the political uncertainties surrounding the government’s future involvement, as well as pricing mechanisms, still weigh on the sector. In a similar vein, the future of banking remains cloudy, with regulatory burdens and political uncertainties plaguing the sector. The portfolio is underweight both sectors, given the poor price action and uncertainties. Although both sectors have recovered slightly ahead of the market in the last month, they remain the two worst-performing areas of the market on the year thus far.

The portfolio currently has a much closer to market weighting in utilities, telecom, and consumer staples. As the Fund increased the number of short positions and added to the high-dividend names, the natural move was to increase exposure to these higher yielding areas. Furthermore, of the 20 shorts initiated this year, the most compelling names were identified in specific overpriced areas of technology, consumer discretionary, and health care.

It was encouraging that the Fund produced a strong two-month stretch of solid outperformance mid-way through the first half of 2016 and over the last month and a half. Still, the first six months of the year was a frustrating period for the Fund’s growth-at-a-reasonable-price strategy. At this juncture, we seem to have turned a corner and the portfolio has returned to experiencing better performance and generating solid income. The goal remains to deliver a solid return, consistent with a conservative approach to allocation, and a distribution yield for shareholders. We thank all of the shareholders for your ongoing support.

We thank you for the trust you’ve placed in us and for your continued support as shareholders in the Fund.

Sincerely,

Carlton Neel

David Dickerson

July 2016

For information regarding the indexes cited and key investment terms used in this report see page 9.

THE ZWEIG FUND, INC.

MARKET OUTLOOK AND OVERVIEW (Continued)

JUNE 30, 2016 (Unaudited)

The views expressed in the Market Outlook and Overview reflect those of its authors only, and only as of its date. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective.

The net asset value of the Fund will fluctuate with the value of the underlying securities.

Performance data quoted represents past results. Past performance is no guarantee of future results.

This information does not represent an offer or the solicitation of an offer to buy or sell securities of the Fund.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Short Sales: The fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the fund replaces the security.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

For information regarding the indexes cited and key investment terms used in this report see page 9.

THE ZWEIG FUND, INC.

JUNE 30, 2016 (Unaudited)

Asset Allocation

The following tables illustrate asset allocations within certain sectors and as a percentage of total investments, net of securities sold short and written options at June 30, 2016.

Asset Allocation

Information Technology	18%
Industrials	15
Health Care	12
Financials	11
Consumer Staples	11
Consumer Discretionary	9
Materials	7
Other	17

Total	100%

Country Weightings

United States	94%
China	3
Canada	2
United Kingdom	1

Total	100%

OUR PRIVACY COMMITMENT

The Zweig Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

THE ZWEIG FUND, INC.

KEY INVESTMENT TERMS

JUNE 30, 2016 (Unaudited)

American Depositary Receipt (ADR):

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Federal Reserve (the “Fed’’)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal

S&P 500® Index:

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored American Depositary Receipt (ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights given to stockholders such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

West Texas Intermediate (WTI):

WTI also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing. This grade is described as light because of its relatively low density, and sweet because of its low sulfur content. It is the underlying commodity of New York Merchantile Exchange’s oil futures contracts.

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

JUNE 30, 2016 (Unaudited)

($ reported in thousands)

	Shares	Value
COMMON STOCKS—113.0%
Consumer Discretionary—15.8%
Five Below, Inc.(2)(3)	103,000	$4,780
Garmin Ltd.	28,000	1,188
Harley-Davidson, Inc.	27,000	1,223
Home Depot, Inc. (The)(3)	36,000	4,597
Mattel, Inc.	38,000	1,189
McDonald’s Corp.(3)	39,000	4,693
Mohawk Industries, Inc.(2)(3)	24,000	4,554
Omnicom Group, Inc.	14,000	1,141
Scripps Networks Interactive, Inc. Class A	19,000	1,183
Target Corp.(3)	66,000	4,608
Time Warner, Inc.(3)	63,000	4,633
Viacom, Inc. Class B	112,000	4,645

		38,434

Consumer Staples—10.9%
Altria Group, Inc.	36,000	2,483
Archer-Daniels-Midland Co.(3)	111,000	4,761
Coca-Cola Co. (The)	52,000	2,357
PepsiCo, Inc.(3)	44,000	4,661
Pilgrim’s Pride Corp.	192,000	4,892
Procter & Gamble Co. (The)	30,000	2,540
Wal-Mart Stores, Inc.(3)	66,000	4,819

		26,513

Energy—6.2%
Chevron Corp.(3)	24,000	2,516
Columbia Pipeline Partners LP	135,000	2,025
Devon Energy Corp.	67,000	2,429
Helmerich & Payne, Inc.	18,000	1,208
Newfield Exploration Co.(2)	59,000	2,607
Schlumberger Ltd.(3)	37,000	2,926
TOTAL SA Sponsored ADR	29,000	1,395

		15,106

Financials—13.9%
Bank of Nova Scotia (The)(3)	49,000	2,402
BlackRock, Inc.(3)	13,100	4,487
Host Hotels & Resorts, Inc.(3)	159,000	2,577
JPMorgan Chase & Co.(3)	73,000	4,536
Lincoln National Corp.(3)	103,000	3,993
Progressive Corp. (The)(3)	144,000	4,824
Prudential Financial, Inc.(3)	60,000	4,280
Royal Bank of Canada	39,000	2,305
Wells Fargo & Co.(3)	94,000	4,449

		33,853

	Shares	Value
Health Care—15.5%
Abbott Laboratories(3)	122,000	$4,796
Becton, Dickinson & Co.(3)	27,000	4,579
Danaher Corp.(3)	45,000	4,545
Gilead Sciences, Inc.(3)	55,000	4,588
GlaxoSmithKline plc Sponsored ADR	57,000	2,470
HCA Holdings, Inc.(2)(3)	62,000	4,775
Johnson & Johnson(3)	38,000	4,609
Pfizer, Inc.(3)	70,000	2,465
UnitedHealth Group, Inc.(3)	34,000	4,801

		37,628

Industrials—15.8%
Boeing Co. (The)(3)	35,000	4,545
Cummins, Inc.	21,000	2,361
Eaton Corp. plc(3)	76,000	4,540
Emerson Electric Co.(3)	89,000	4,642
Fluor Corp.(3)	91,000	4,485
General Dynamics Corp.	34,000	4,734
General Electric Co.	80,000	2,518
Southwest Airlines Co.(3)	114,000	4,470
United Parcel Service, Inc. Class B(3)	44,000	4,740
W.W. Grainger, Inc.	5,400	1,227

		38,262

Information Technology—21.2%
Alibaba Group Holding Ltd. Sponsored ADR(2)(3)	59,000	4,692
Alphabet, Inc. Class C(2)(3)	6,500	4,499
Analog Devices, Inc.(3)	82,000	4,644
Apple, Inc.(3)	48,000	4,589
Cisco Systems, Inc.(3)	164,000	4,705
Facebook, Inc. Class A(2)(3)	40,000	4,571
Lam Research Corp.	14,000	1,177
MasterCard, Inc. Class A(3)	49,000	4,315
Microsoft Corp.	92,000	4,708
Paychex, Inc.(3)	78,000	4,641
QUALCOMM, Inc.	84,000	4,500
salesforce.com, Inc.(2)(3)	57,000	4,526

		51,567

Materials—6.6%
Alcoa, Inc.(3)	481,000	4,459
Dow Chemical Co. (The)(3)	46,000	2,287
International Paper Co.(3)	57,000	2,416

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JUNE 30, 2016 (Unaudited)

($ reported in thousands)

	Shares	Value
Materials (continued)
Potash Corp. of Saskatchewan, Inc.(3)	148,000	$2,403
Westrock Co.(3)	115,000	4,470

		16,035

Telecommunication Services—3.9%
AT&T, Inc.(3)	58,000	2,506
CenturyLink, Inc.(3)	84,000	2,437
Verizon Communications, Inc.(3)	82,000	4,579

		9,522

Utilities—3.2%
AES Corp.(3)	202,000	2,521
Duke Energy Corp.(3)	29,000	2,488
Southern Co.	49,000	2,628

		7,637
TOTAL COMMON STOCKS (Identified Cost $252,706)		274,557
CLOSED END FUND—1.0%
Templeton Dragon Fund, Inc.(4)	142,000	2,460
TOTAL CLOSED END FUND (Identified Cost $2,495)		2,460
EXCHANGE-TRADED FUND—1.9%
Vaneck Vectors Gold Miners(4)	166,000	4,598
TOTAL EXCHANGE-TRADED FUND (Identified Cost $3,818)		4,598
	Contracts
PURCHASED OPTIONS—0.0%
Call Options—0.0%
S&P 500® Index expiration 7/1/16 strike price $2,250	583	0
S&P 500® Index expiration 7/6/16 strike price $2,275	314	0
S&P 500® Index expiration 7/8/16 strike price $2,250	641	3
S&P 500® Index expiration 7/13/16 strike price $2,200	399	8

		11

	Contracts	Value
Put Options—0.0%
S&P 500® Index expiration 7/1/16 strike price $1,865	583	$3
S&P 500® Index expiration 7/6/16 strike price $1,875	314	6
S&P 500® Index expiration 7/8/16 strike price $1,835	641	16
S&P 500® Index expiration 7/13/16 strike price $1,920	399	39

		64
TOTAL PURCHASED OPTIONS (Premiums Paid $588)		75
TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT AND WRITTEN OPTIONS—96.1% (Identified Cost $259,607)		281,690 (1)
	Shares
SECURITIES SOLD SHORT—(19.8)%
COMMON STOCKS SOLD SHORT—(19.8)%
Consumer Discretionary—(7.2)%
Advance Auto Parts, Inc.	(16,000)	(2,586)
CarMax, Inc.(5)	(51,000)	(2,501)
Gap, Inc. (The)	(117,000)	(2,483)
L Brands, Inc.	(37,000)	(2,484)
Sony Corp. Sponsored ADR	(86,000)	(2,524)
Tractor Supply Co.	(25,000)	(2,279)
Under Armour, Inc. Class A(5)	(64,000)	(2,568)

		(17,425)

Financials—(3.0)%
Ally Financial, Inc.(5)	(148,000)	(2,526)
Citigroup, Inc.	(55,000)	(2,331)
Realogy Holdings Corp.(5)	(82,000)	(2,380)

		(7,237)

Health Care—(3.8)%
Amgen, Inc.	(15,000)	(2,282)
PerkinElmer, Inc.	(44,000)	(2,307)
Perrigo Co. plc	(26,000)	(2,357)
Thermo Fisher Scientific, Inc.	(16,000)	(2,364)

		(9,310)

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JUNE 30, 2016 (Unaudited)

($ reported in thousands)

	Shares	Value
Industrials—(0.9)%
WABCO Holdings, Inc.(5)	(23,000)	$(2,106)

Information Technology—(4.9)%
NetApp, Inc.	(95,000)	(2,336)
Teradata Corp.(5)	(86,000)	(2,156)
Tyler Technologies, Inc.(5)	(16,000)	(2,668)
Western Digital Corp.	(51,000)	(2,410)
Yahoo!, Inc.(5)	(64,000)	(2,404)

		(11,974)
TOTAL COMMON STOCKS SOLD SHORT
(Proceeds $49,123)		(48,052	)(1)
	Contracts
WRITTEN OPTIONS—(0.1)%
Call Options—(0.0)%
S&P 500® Index expiration 7/1/16 strike price $2,185	583	(3)
S&P 500® Index expiration 7/6/16 strike price $2,220	314	(2)
S&P 500® Index expiration 7/8/16 strike price $2,190	641	(6)
S&P 500® Index expiration 7/13/16 strike price $2,150	399	(59)

		(70)

Put Options—(0.1)%
S&P 500® Index expiration 7/1/16 strike price $1,930	583	(3)
S&P 500® Index expiration 7/6/16 strike price $1,940	314	(8)
S&P 500® Index expiration 7/8/16 strike price $1,895	641	(22)
S&P 500® Index expiration 7/13/16 strike price $1,970	399	(80)

		(113)
TOTAL WRITTEN OPTIONS— (Premiums Received $1,112)		(183	)(1)
TOTAL INVESTMENTS NET OF SECURITIES SOLD SHORT AND WRITTEN OPTIONS—96.0% (Identified Cost $209,372)		233,455
Other assets and liabilities, net—4.0%		9,449

NET ASSETS—100.0%		$242,904

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at June 30, 2016, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	All or a portion of the security segregated as collateral for securities sold short, written options and borrowings.
(4)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(5)	The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT (Continued)

JUNE 30, 2016 (Unaudited)

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s net assets as of June 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2016	Level 1 Quoted Prices	Level 2 (Significant Observable Inputs)
Equity Securities:
Common Stocks	$274,557	$274,557	$—
Closed End Funds	2,460	2,460	—
Exchange-Traded Fund	4,598	4,598	—
Purchased Options	75	36	39

Total Investments before Securities Sold Short and Written Options	$281,690	$281,651	$39

Liabilities:
Common Stocks Sold Short	(48,052)	(48,052)	—
Written Options	(183)	(183)	—

Total Liabilities	$(48,235)	$(48,235)	$—

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at June 30, 2016.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2016 (Unaudited)

(Reported in thousands except shares and per share amounts)

Assets:
Investment in securities at value (Identified cost $259,607)	$281,690
Cash	2,023
Deposits with prime broker	47,709
Receivables:
Investment securities sold	3,192
Dividends and interest	242
Prepaid director’s fees	112
Prepaid expenses	53

Total assets	335,021

Liabilities:
Securities sold short at value (Proceeds $49,123) (Note 2)	48,052
Borrowings (Note 9)	42,163
Written options outstanding, at value (Premiums received $1,112) (Note 3)	183
Payables:
Investment securities purchased	1,320
Investment advisory fee	213
Administration fee	16
Transfer agent fees and expenses	12
Professional fees	86
Directors’ fees and expenses	30
Dividends on securities sold short	28
Interest payable on borrowings and securities sold short	12
Other accrued expenses	2

Total liabilities	92,117

Net Assets	$242,904

Capital:
Capital paid in on shares of beneficial interest	$214,664
Accumulated undistributed net investment income (loss)	(6,081)
Accumulated undistributed net realized gain (loss)	10,239
Net unrealized appreciation (depreciation) on investments	22,083
Net unrealized appreciation (depreciation) on securities sold short	1,070
Net unrealized appreciation (depreciation) on written options	929

Net Assets	$242,904

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding – 17,066,804	$14.23

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2016 (Unaudited)

($ reported in thousands)

Investment Income:
Dividends (net of foreign taxes withheld of $7)	$3,193

Total investment income	3,193

Expenses:
Investment advisory fees	1,259
Administration fees	96
Directors’ fees and expenses	146
Printing fees and expenses	66
Professional fees	255
Transfer agent fees and expenses	39
Custodian fees	6
Miscellaneous	35

Expenses before dividends interest expense and credits	1,902
Dividends and interest expense on securities sold short and borrowings	219

Expenses after dividends and interest expense	2,121
Earnings credit from custodian	(1)

Net expenses	2,120

Net investment income	1,073

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,132
Written options	4,399
Securities sold short	(4,024)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,744)
Securities sold short	1,080
Written options	929

Net realized and unrealized gain (loss)	(6,228)

Net increase (decrease) in net assets resulting from operations	$(5,155)

See Notes to Financial Statements

THE ZWEIG FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$1,073		$2,189
Net realized gain (loss)	11,507		11,178
Net change in unrealized appreciation (depreciation)	(17,735)		(45,382)

Net increase (decrease) in net assets resulting from operations	(5,155)		(32,015)

Dividends and distributions to shareholders from
Net investment income	(7,268	)(1)	(2,522)
Net realized long-term gains	—		(22,275)

Total dividends and distributions to shareholders	(7,268)		(24,797)

Capital share transactions (Note 7)
Common Shares repurchased	(15)		(5,497)
Proceeds from tender offer	(41,502)		—

Net increase (decrease) in net assets derived from capital share transactions	(41,517)		(5,497)

Net increase (decrease) in net assets	(53,940)		(62,309)

NET ASSETS
Beginning of period	296,844		359,153

End of period	$242,904		$296,844

Accumulated undistributed net investment income (loss) at end of period	$(6,081)		$114

Other Information:
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	20,079,893		20,466,093
Common Shares repurchased	(1,300)		(386,200)
Common Shares tendered	(3,011,789)		—

Common Shares outstanding at end of period	17,066,804		20,079,893

(1)	Please note that the tax status of our distributions is determined at the end of the tax year. However, based on interim data as of June 30, 2016, we estimate 11% of the distributions will represent net investment income, 83% will represent long-term capital gains, and 6% will represent return of capital. Also refer to the inside front cover for the Managed Distribution Plan.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.

	Six Months Ended June 30, 2016		Year Ended December 31,
	(Unaudited)		2015	2014	2013	2012	2011
PER SHARE DATA
Net asset value, beginning of period	$14.78		$17.55	$16.94	$13.89	$13.48	$15.20

Income from investment operations
Net investment income (loss)(3)	0.05		0.11	0.11	0.14	0.10	0.04
Net realized and unrealized gains (losses)	(0.29)		(1.70)	1.49	3.66	1.28	(0.28)

Total from investment operations	(0.24)		(1.59)	1.60	3.80	1.38	(0.24)

Dividends and Distributions
Dividends from net investment income	(0.36	)(10)	(0.12)	(0.11)	(0.13)	(0.10)	(0.04)
Distributions from net realized gains	—		(1.10)	(0.92)	(0.65)	(0.33)	(0.36)
Tax return of capital	—		—	—	(0.10)	(0.54)	(1.08)

Total dividend and distributions	(0.36)		(1.22)	(1.03)	(0.88)	(0.97)	(1.48)

Fund Share Transactions (Note 7)
Anti-dilutive impact of repurchase plan	—	(11)	0.04	0.04	0.13	—	—
Anti-dilutive impact of tender offer	0.05		—	—	—	—	—

Net asset value, end of period	$14.23		$14.78	$17.55	$16.94	$13.89	$13.48 (5)

Market value, end of period(1)	$12.59		$13.14	$15.46	$14.86	$12.19	$11.60 (5)

Total investment return(2)	(1.56	)%(9)	(7.33)%	11.34%	30.31%	13.62%	(3.54)%

Total return on net asset value(4)	(1.01	)%(9)	(8.18)%	10.93%	30.29%	11.41%	(1.18)%

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

	Six Months Ended June 30, 2016		Year Ended December 31,
	(Unaudited)		2015	2014	2013	2012		2011
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$242,904		$296,844	$359,153	$353,176	$309,124		$310,028
Ratio of net expenses to average net assets (after expense waivers, custody credits and dividend and interest expense)	1.55	%(8)	1.17%	1.26%	1.19%	1.15	%(6)	1.06%
Ratio of expenses to average net assets (before expense waivers, custody credits and after dividend and interest expense)(7)	1.55	%(8)	1.17%	1.26%	1.25%	1.32	%(6)	1.17%
Ratio of net investment income (loss) to average net assets	0.79	%(8)	0.65%	0.66%	0.91%	0.74%		0.32%
Portfolio turnover rate	59	%(9)	98%	57%	62%	82%		78%

(1)	Closing Price – New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of common shares of the opening on the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(3)	Computed using average shares outstanding.
(4)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(5)	The Fund had a 1:4 reverse stock split with ex-dividend date of June 27, 2012. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Note 8). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended December 31, 2011
Net Asset Value (prior to reverse stock split)	$3.37
Market Price (prior to reverse stock split)	$2.90

(6)	The fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the Ratio of expenses to average net assets (after expense waivers) would be 1.06% and the Ratio of expenses to average net assets (before expense waivers) would be 1.23%.

See Notes to Financial Statements

THE ZWEIG FUND, INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

(7)	Ratios of expenses, excluding dividends on short sales, interest expense and custody credits for the periods ended December 31, or as otherwise noted are as follows:

Six Months Ended June 30, 2016 (Unaudited)	Year Ended
	2015	2014	2013	2012	2011
1.39%	1.15%	1.19%	1.22%	1.27%	1.17%

(8)	Annualized.
(9)	Not annualized.
(10)	Please note the tax status of our distributions is determined at the end of the tax year.
(11)	Amount less than $0.005

See Notes to Financial Statements

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2016 (Unaudited)

Note 1. Organization

The Zweig Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on June 18, 1986. The Fund’s investment objective is capital appreciation, with income as a secondary objective.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation:

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly internal fair valuations are reviewed and ratified by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded-funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the- counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments and Securities Sold Short for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

C.	Income Taxes:

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of June 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders:

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

The Fund has a Managed Distribution Plan to pay 10 percent of the Fund’s NAV on an annualized basis effective with the April distribution. The prior rate was 6%. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Short Sales:

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

F.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments and Securities Sold Short. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended Written Options outstanding at June 30, 2016, as follows:

	Calls		Puts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at December 31, 2015	—	$—	—	$—
Options written	13,615	670	13,615	4,960
Options closed	(9,778)	(525)	(9,778)	(3,384)
Options expired	(1,900)	(83)	(1,900)	(526)
Options exercised	—	—	—	—

Written Options outstanding at June 30, 2016	1,937	$62	1,937	$1,050

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities at June 30 2016:

Assets: Purchased options at value	$75 (1)
Liabilities: Written options at value	(183)

Net asset (liability) balance	$(108)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations at June 30, 2016.

Net realized gain (loss) on purchased options. .	$(1,727	)(2)
Net realized gain (loss) on written options	4,399
Net change in unrealized appreciation (depreciation) on purchased options	(513	)(3)
Net change in unrealized appreciation (depreciation) on written options	929

Total realized and unrealized gain (loss) on purchased and written options	$3,088

(1) Amount included in Investment in securities at value.

(2) Amount included in Net realized gain (loss) on investments.

(3) Amount included in Net change in unrealized appreciation (depreciation) on investments.

The written options held as of June 30, 2016 as disclosed in the Schedule of Investments and Securities Sold Short and the amounts of realized gains and losses and changes in the unrealized appreciation and depreciation on written options as disclosed in the Statement of Operations serve as indicators of the volume of written option activity for the Fund for the period ended June 30, 2016.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

Note 4. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

Zweig Advisers LLC, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser (the “Adviser”) to the Fund.

A.	Investment Advisory Fee:

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, of 0.85% of the Fund’s average daily managed assets. The Fund’s “managed assets” are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of creating financial leverage).

B.	Administration Services:

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. During the six months ended (the “period”) June 30, 2016, the Fund incurred administration fees of $96, which are included in the Statement of Operations. A portion of this fee is paid to outside entities that also provide services to the Fund.

C.	Directors Fee:

For the period ended June 30, 2016, the Fund incurred director fees totaling $113 which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended June 30, 2016, were as follows:

Purchases	Sales
$176,281	$185,851

Note 6. Indemnifications

Under the Fund’s organizational documents and related agreements, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 7. Capital Stock and Reinvestment Plan; Repurchase Program; Dividend Distributions; Tender Offer

At June 30, 2016, the Fund had one class of common stock, par value $0.10 per share, of which 200,000,000 shares are authorized and 17,066,804 shares are outstanding.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2016 and December 31, 2015, there were no shares issued pursuant to the Plan.

Pursuant to the Board approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 13, 2012. From January 1, 2016 through June 30, 2016, the Fund repurchased 1,300 shares at an average price of $11.72. The average discount to NAV at which repurchases were executed during this period was 13.51%. From January 1, 2015 through December 31, 2015, the Fund repurchased 386,200 shares at an average price of $14.21. The average discount to NAV at which repurchases were executed during this period was 12.51%.

On April 29, 2016, the Fund announced the commencement of a 15% tender offer (3,011,788.95 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on May 26, 2016, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $13.78 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on May 26, 2016. As a result of the tender offer, $41,502 was distributed to shareholders and there was an accretion of $0.05 to the net asset value per share of all the outstanding shares after the close of the tender offer.

On July 1, 2016, the Fund announced a distribution of $0.356 per share to shareholders of record on July 11, 2016. This distribution had an ex-dividend date of July 7, 2016, and was paid on July 18, 2016.

Note 8. Reverse Stock Split

Prior to the opening of trading on the NYSE on June 27, 2012, the Fund implemented a 1 for 4 reverse stock split. The Fund’s shares are trading on a reverse split-adjusted basis under a new CUSIP number (989834205). The net effect of the Fund’s reverse stock split was to decrease the number of the Fund’s outstanding common shares and increase the NAV per common share by a proportionate amount. While the number of the Fund’s outstanding common shares declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each common shareholder held the same percentage of the Fund’s outstanding common shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Per share data, including the proportionate impact to market price, in the Financial Highlights table has been restated to reflect the reverse stock split.

Note 9. Borrowings

($ reported in thousands)

The Fund employs leverage in the form of borrowing on margin and/or using proceeds from shorts, which allows the Fund to use its long positions as collateral, in order to purchase additional securities. Borrowing on margin and/or using proceeds from shorts are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. The Fund is permitted to borrow up to 33.33% of its total assets.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

During the period ended June 30, 2016, the Fund utilized borrowing on margin and/or using proceeds from shorts for 170 days at an average interest rate of 0.77% and with an average daily borrowing balance during that period of $25,093. For the period ended June 30, 2016, the interest costs related to borrowing amounted to $91 and are included within the “Dividends and interest expense on securities sold short and borrowings” line on the Statement of Operations.

As of June 30, 2016, outstanding borrowings amounted to $42,163 which is included in the balance of “Borrowings” on the Statement of Assets and Liabilities.

Note 10. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At June 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investments	$260,220	$29,198	$(7,728)	$21,470
Securities Sold Short	(4,912)	2,550	(1,479)	1,071
Written Options	(1,112)	965	(36)	929

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales and passive activity losses.

Note 13. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following subsequent event requires recognition or disclosure in these financial statements.

THE ZWEIG FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

JUNE 30, 2016 (Unaudited)

On August 22, 2016, the Fund announced that it will commence a tender offer to purchase up to 5 percent of its outstanding shares under the terms of tender offer programs approved earlier this year and announced on April 5, 2016. Each fund will purchase up to 5 percent of the fund’s outstanding shares at a price equal to 98 percent of each fund’s net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange on the date the tender offers expire. If more than 5 percent of a fund’s outstanding shares are tendered, the fund will purchase shares from tendering stockholders on a pro-rata basis. The tender offers are being made on the terms and subject to the conditions set forth in the Issuer Tender Offer Statements and related Letters of Transmittal that will be filed with the Securities and Exchange Commission. The tender offers are expected to commence on November 25, 2016 and terminate at 11:59 p.m. (Eastern) on December 23, 2016, unless extended. The pricing dates will also be December 23, 2016, unless the tender offers are extended.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of The Zweig Fund, Inc. was held on June 10, 2016. The meeting was held for purposes of electing two (2) Directors to the Board of Directors for a three-year term.

The results were as follows:

Election Directors	Votes For	Votes Withheld
George R. Aylward	14,093,631	2,520,035
William H. Wright II	14,204,523	2,409,143

Based on the foregoing, George R. Aylward and William H. Wright II were re-elected to the Board of Directors. The Fund’s other Directors who continued in office were James B. Rogers, Christopher Ruddy, R. Keith Walton and Brian T. Zino.

Changes to Board Membership Subsequent to the Annual Meeting of Shareholders

On August 2, 2016, the Fund announced that Philip R. McLoughlin and James M. Oates had been appointed as Directors. The Fund also announced that its Board of Directors had accepted the resignations of Christopher Ruddy and William H. Wright II and thanked them for their service to the Fund. Thus, the Directors who currently continue in office are Messrs. Aylward, McLoughlin, Oates, Rogers, Walton and Zino.

KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-272-2700. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION (Unaudited)

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

DIRECTORS AND OFFICERS

George R. Aylward, President, Chairman, and Chief Executive Officer

James B. Rogers, Jr., Director

Christopher Ruddy, Director

R. Keith Walton, Director

William H. Wright II, Director

Brian T. Zino, Director

Carlton Neel, Executive Vice President

David Dickerson, Senior Vice President

W. Patrick Bradley, Executive Vice President, Treasurer, and Chief Financial Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Vice President and Chief Compliance Officer

Investment Adviser

Zweig Advisers LLC

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Dechert LLP

One International Place

40th Floor

Boston, MA 02110-2605

This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

The Zweig Fund, Inc., please

contact us at 1-800-272-2700

or zweig@virtus.com

or visit Virtus.com.

Q2-16

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Jan 2016	0	$0	0	1,473,841
Feb 2016	1,300	$11.72	1,300	1,472,541
Mar 2016	0	$0	0	1,472,541
April 2016	0	$0	0	1,472,541
May 2016	0	$0	0	1,472,541
June 2016	3,011,789[1]	$13.78	0	1,472,541
Total	0	$0	0	1,472,541

a.	The date each plan or program was announced: Share repurchase program announced 3/13/12 and expanded 9/19/12 and 2/10/14.
b.	The dollar amount (or share or unit amount) approved: 4,392,838 shares.
c.	The expiration date (if any) of each plan or program: None.
d.	Each plan or program that has expired during the period covered by the table: None.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None.

[1]	Shares purchased as part of a tender offer.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2016 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                           The Zweig Fund, Inc.

By (Signature and Title)*      /s/ George R. Aylward

                                               George R. Aylward, President

                                               (principal executive officer)

Date      9/2/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ George R. Aylward

                                               George R. Aylward, President

                                               (principal executive officer)

Date    9/2/2016

By (Signature and Title)*      /s/ W. Patrick Bradley

                                               W. Patrick Bradley, Executive Vice President,

                                               Chief Financial Officer and Treasurer

                                               (principal financial officer)

Date    9/2/2016

* Print the name and title of each signing officer under his or her signature.